Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin T. Dunphy, Treasurer and Chief Financial Officer of Aduromed Industries, Inc., (the “Company”), hereby certify that, to the best of my knowledge and belief:

1. The Quarterly Report on Form 10-Q, of the Company for the three month period ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Quarterly Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2008

/s/ Kevin T. Dunphy

Kevin T. Dunphy
Treasurer and Chief Financial Officer